UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 26, 2011 (Date of earliest event reported)
Collective Brands, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14770 (Commission File Number)	43-1813160 (IRS Employer Identification Number)

3231 Southeast Sixth Avenue (Address of principal executive offices)		66607-2207 (Zip Code)
785-233-5171 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) The annual meeting of stockholders of the Company was held on May 26, 2011

(b) The stockholders elected all of the Company's nominees for director; ratified the appointment of Deloitte & Touche LLP as the Company's independent registered accounting firm for the fiscal year 2011; approved the advisory vote on executive compensation; and approved holding future advisory votes on executive compensation every year. The final results of voting on each of the matters submitted to a vote of stockholders during the Registrant's annual meeting of stockholders on May 26, 2011 are as follows:

                                                                                  Broker
                                          For         Against     Abstentions    Non-Votes
                                     ------------- ------------- ------------- -------------
1. Election of Directors
       Robert F. Moran                  51610977       628842        768          4275939
       Matthew A. Ouimet                51891554       348265        768          4275939
       Matthew E. Rubel                 50798098       1441721       768          4275939

Under the Registrant's Charter, each of the directors was elected, having received more votes "for" than "against."

                                                                                  Broker
                                          For         Against     Abstentions    Non-Votes
                                     ------------- ------------- ------------- -------------
2. Advisory Vote on Executive           46114859       5387063       738665       4275939
   Compensation

                         One year      Two Year      Three year                   Broker
                         Frequency     Frequency     Frequency    Abstentions    Non-Votes
                       ------------- ------------- ------------- ------------- -------------
3. Advisory Vote on       46105515        98607        5317326       719139       4275939
   Frequency of Votes
   on Executive
   Compensation

                                          For         Against     Abstentions
                                     ------------- ------------- -------------
4. Ratification of Deloitte &           56226831       220005        69690
   Touche LLP

Based on these results, and consistent with the Company's recommendation, the Company's Board of Directors has adopted a resolution to hold an advisory vote on the compensation of the Company's named executive officers on an annual basis, until the next advisory vote on the frequency of stockholder votes on the compensation of the Company's named executive officers.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Collective Brands, Inc. dated May 26, 2011

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2011	COLLECTIVE BRANDS, INC. By: /s/ Douglas G. Boessen Douglas G. Boessen Division Senior Vice President - Chief Financial Officer and Treasurer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Collective Brands, Inc. dated May 26, 2011